Northwestern Mutual Series Fund, Inc.

Supplement to the Prospectus and Statement of Additional Information

Dated October 11, 2016

The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2016, as supplemented June 16, 2016, June 30, 2016 and October 7, 2016 (the “Prospectus”) and the Fund’s Statement of Additional Information dated May 1, 2016, as supplemented June 16, 2016, June 30, 2016, August 19, 2016 and October 7, 2016 (the “SAI”). You should read this Supplement together with the Prospectus and the SAI.

Equity Income Portfolio – Revised Effective Date

The disclosure updates relating to the Fund’s Equity Income Portfolio that were identified in the Supplement to the Prospectus and SAI dated October 7, 2016 are hereby corrected to state that such changes will become effective November 30, 2016, if approved by the Fund’s Board of Directors.

Please retain this Supplement for future reference.